                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                            To Tender for Exchange
                             7.900% notes due 2005
                             8.375% notes due 2012
                             8.750% notes due 2032
                                      for
                             7.900% notes due 2005
                             8.375% notes due 2012
                             8.750% notes due 2032

          that have been registered under the Securities Act of 1933 of

                          SPRINT CAPITAL CORPORATION
                         Unconditionally Guaranteed by
                              SPRINT CORPORATION
    ------------------------------------------------------------------------
      THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
            NEW YORK CITY TIME, ON           , 2002 UNLESS EXTENDED
                           (THE "EXPIRATION DATE").
    ------------------------------------------------------------------------

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

          The Exchange Agent (the "Exchange Agent") for the Offer is:

                         Bank One Trust Company, N.A.

                      By Mail, Hand or Overnight Courier:

                         Bank One Trust Company, N.A.
               One North State Street, 9th Floor, Suite IL1-0134
                            Chicago, Illinois 60602
                             Attention: Exchanges

                         For New York Hand Deliveries:

                                Bank One, N.A.
                          55 Water Street, 1st Floor
                            Jeanette Park Entrance
                              New York, NY 10041

                 For Information or Confirmation by Telephone:
                       (800) 524-9472 or (800) 346-5153

   Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery unless an Agent's Message is delivered in accordance with Instruction 1 to this Letter of Transmittal.

   For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at (800) 524-9472 or (800) 346-5153 (Attn: Exchanges).

   The undersigned hereby acknowledges receipt of the Prospectus dated       ,
2002 (the "Prospectus") of Sprint Capital Corporation, a Delaware corporation (the "Company"), and Sprint Corporation, a Kansas corporation ("Sprint"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange its 7.900% notes due 2005, 8.375% notes due 2012 and 8.750% notes due 2032 (collectively, the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for its outstanding 7.900% notes due 2005, 8.375% notes due 2012 and 8.750% notes due 2032 (collectively, the "Old Notes"), of which an aggregate principal amount of $1,000,000,000, $2,000,000,000 and $2,000,000,000, respectively, is outstanding. Capitalized terms used but not defined in this Letter of Transmittal have the meanings ascribed to them in the Prospectus.

   For each Old Note accepted for exchange, the Holder of that Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. Old Notes accepted for exchange will not receive accrued interest at the time of exchange. However, each New Note will bear interest:

    . from the later of (1) the last interest payment date on which interest was paid on the Old Note surrendered in exchange for the New Note or (2) if the Old Note is exchanged for the New Note on a date after the record date for an interest payment date to occur on or after the date of the exchange and as to which that interest will be paid, the date of that interest payment date, or

    .  if no interest has been paid on the Old Note, from March 14, 2002.

   This letter is to be completed by a holder of Old Notes either if certificates are to be forwarded with the letter or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Book Entry Transfer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or before the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

   The undersigned hereby tenders the Old Notes described in Box 1-A, 1-B and/or 1-C, as applicable, below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the tendered Old Notes and the undersigned represents that it has received from each beneficial owner of the tendered Old Notes (collectively, the "Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder and/or DTC Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

   Subject to, and effective upon, the acceptance for exchange of the tendered Old Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title, and interest in, to, and under the Old Notes.

   The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Old Notes, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the tendered Old Notes to the Company or cause ownership of the tendered Old Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Old Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon acceptance by the Company of the tendered Old Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Old Notes, all in accordance with the terms of the Exchange Offer.

   Unless otherwise indicated under "Special Issuance Instructions" below (Box
2), please issue the New Notes exchanged for tendered Old Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the New Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1-A, 1-B and/or 1-C, as applicable.

   The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions to this letter will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders of Old Notes." All authority conferred in this Letter of Transmittal or agreed to be conferred will survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners under this Letter of Transmittal will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes being surrendered, and that, when the Old Notes are accepted for exchange as contemplated in this letter, the Company will acquire good and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements, other obligations relating to their sale or transfer and adverse claims. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

   By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the New Notes being acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned or of any other person receiving New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, (ii) neither the undersigned nor any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is participating in, has an intent to participate in or has an arrangement or understanding with any other person to participate in the distribution of the New Notes, (iii) if any of the undersigned or any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is a broker-dealer or is participating in the Exchange Offer for the purpose of distributing the New Notes, it agrees to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale of New Notes and acknowledges that it cannot rely on the position of the staff of the Securities and Exchange Commission set forth in no-action letters; (iv) the undersigned or any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, understands that any secondary resale transaction and any resales of New Notes it obtains in exchange for Old Notes acquired by it directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K of the Securities and Exchange Commission; (v) except as otherwise disclosed in writing with this letter, neither the undersigned nor any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or Sprint and, if the undersigned or any such person is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (iv) if any of the undersigned or any other person acquiring the New Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Old Notes, is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of New Notes. By acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   [_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED WITH THIS LETTER OF
       TRANSMITTAL.

   [_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A
       NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE BOX 4 BELOW.

   [_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
       TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE BOX 5 BELOW.

   [_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
       COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS TO THE PROSPECTUS.

       Name: ________________________________________________________________

       Address: _____________________________________________________________

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

                     FOR ADDITIONAL COPIES OF THIS LETTER
                      OF TRANSMITTAL, SEE INSTRUCTION 12

-----------------------------------------------------------------------------------------------------------------------------

                                                          Box 1-A
-----------------------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF OLD 7.900% NOTES DUE 2005 TENDERED
                                       (Attach additional signed pages, if necessary)
-----------------------------------------------------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered Holder(s),                    Certificate  Aggregate Principal
exactly as name(s) appear(s) on Note Certificate(s)                  Number(s) of Amount Represented  Aggregate Principal
            (Please fill in, if blank)                                Old Notes*   by Certificate(s)   Amount Tendered**
-------------------------------------------------------------------------------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                        Total
-------------------------------------------------------------------------------------------------------------------------
   *  Need not be completed if Old Notes are being tendered by book-entry transfer.
   ** The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the aggregate principal amount of the Old Notes represented by the certificates identified in this Box 1-A or delivered to the Exchange Agent with this letter will be deemed tendered. See Instruction 3.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                          Box 1-B
-----------------------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF OLD 8.375% NOTES DUE 2012 TENDERED
                                       (Attach additional signed pages, if necessary)
-------------------------------------------------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered Holder(s),                    Certificate  Aggregate Principal
exactly as name(s) appear(s) on Note Certificate(s)                  Number(s) of Amount Represented  Aggregate Principal
            (Please fill in, if blank)                                Old Notes*   by Certificate(s)   Amount Tendered**
-------------------------------------------------------------------------------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                        Total
-------------------------------------------------------------------------------------------------------------------------
   *  Need not be completed if Old Notes are being tendered by book-entry transfer.
   ** The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the aggregate principal amount of the Old Notes represented by the certificates identified in this Box 1-B or delivered to the Exchange Agent with this letter will be deemed tendered. See Instruction 3.
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                          Box 1-C
-----------------------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF OLD 8.750% NOTES DUE 2032 TENDERED
                                       (Attach additional signed pages, if necessary)
-----------------------------------------------------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered Holder(s),                    Certificate  Aggregate Principal
exactly as name(s) appear(s) on Note Certificate(s)                  Number(s) of Amount Represented  Aggregate Principal
            (Please fill in, if blank)                                Old Notes*   by Certificate(s)   Amount Tendered**
-------------------------------------------------------------------------------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                     ----------------------------------------------------
                                                                        Total
-----------------------------------------------------------------------------------------------------------------------------
   * Need not be completed if Old Notes are being tendered by book-entry transfer.
   ** The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the aggregate principal amount of the Old Notes represented by the certificates identified in this Box 1-C or delivered to the Exchange Agent with this letter will be deemed tendered. See Instruction 3.
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Box 2

--------------------------------------------------------------------------------


                         SPECIAL ISSUANCE INSTRUCTIONS
                         (See Instructions 4, 5 and 6)

     To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the undersigned or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account set forth in Box 5.

  Issue New Note(s) and/or Old Notes to:

  Name(s):

  _____________________________________________________________________________
                             (Please Type or Print)

  Address:

  _____________________________________________________________________________

  _____________________________________________________________________________
                               (Include Zip Code)

  _____________________________________________________________________________
                 (Tax Identification or Social Security Number)

 [_] Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below:

  _____________________________________________________________________________
                             (DTC Account Number)

--------------------------------------------------------------------------------
                                     Box 3

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 4, 5 and 6)

     To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in Box 1-A, 1-B and/or 1-C.

  Mail New Note(s) and any untendered Old Notes to:

  Name(s):

  _____________________________________________________________________________
                             (Please Type or Print)

  Address:

  _____________________________________________________________________________

  _____________________________________________________________________________
                               (Include Zip Code)

  -----------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                    Box 4
-------------------------------------------------------------------------------
                          USE OF GUARANTEED DELIVERY
                              (See Instruction 1)

   To be completed ONLY if Old Notes are being tendered by means of a notice of guaranteed delivery.

Name(s) of Registered Holder(s):

_______________________________________________________________________________

_______________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery:

_______________________________________________________________________________

_______________________________________________________________________________

Name of Institution which Guaranteed Delivery:

_______________________________________________________________________________

_______________________________________________________________________________

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                    Box 5
-------------------------------------------------------------------------------
                          USE OF BOOK-ENTRY TRANSFER
                              (See Instruction 1)

   To be completed ONLY if delivery of Old Notes is to be made by book-entry transfer.

Name of Tendering Institution:

_______________________________________________________________________________

_______________________________________________________________________________

Account Number:

_______________________________________________________________________________

_______________________________________________________________________________

Transaction Code Number:

_______________________________________________________________________________

_______________________________________________________________________________

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                     Box 6
-------------------------------------------------------------------------------
                          TENDERING HOLDER SIGNATURE
                          (See Instructions 1 and 4)

     In Addition, Complete Substitute Form W-9 or Substitute Form W-8

  X
  _____________________________________________________________________________
  X
  _____________________________________________________________________________
          (Signature of Registered Holder(s) or Authorized Signatory)

     Note: The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, that person must set forth his or her full title below. See Instruction 4.

  Name(s):

  _____________________________________________________________________________

  Capacity:

  _____________________________________________________________________________

  Street Address:

  _____________________________________________________________________________

  _____________________________________________________________________________
                              (Include Zip Code)

  _____________________________________________________________________________
                       (Area Code and Telephone Number)

  _____________________________________________________________________________
                (Tax Identification or Social Security Number)

  Signature Guarantee:

  _____________________________________________________________________________
                        (if required by Instruction 4)

  Authorized Signature:

  _____________________________________________________________________________

  Name:
  _____________________________________________________________________________
                            (please type or print)
  Title:

  _____________________________________________________________________________

  Name of Firm:
  _____________________________________________________________________________
         (Must be an Eligible Institution as defined in Instruction 1)

  Address:

  _____________________________________________________________________________

  _____________________________________________________________________________
                              (Include Zip Code)
  _____________________________________________________________________________
                       (Area Code and Telephone Number)

  Dated:

  _____________________________________________________________________________

  -----------------------------------------------------------------------------

                   PAYER'S NAME:  SPRINT CAPITAL CORPORATION

--------------------------------------------------------------------------------

 Name (if joint names, list first and circle the name of the person or entity whose TIN or EIN you enter in Part 1 below. See Instructions if your name has changed.) _____________________________________________________________

 Check appropriate box:
 [_]  Individual/Sole Proprietorship    [_]  Corporation    [_]  Partnership
 [_]  Other ________________________

 Address ____________________________________________________________________

 City, State and ZIP Code ___________________________________________________

 List account number(s) here (optional) _____________________________________

 ______________________________________________________________________________
 ------------------------------------------------------------------------------

SUBSTITUTE                 Part 1--ENTER YOUR TAXPAYER                           TIN
Form W-9                   IDENTIFICATION NUMBER (TIN) OR          __ __ __ - __ __ - __ __ __ __
                           EMPLOYER IDENTIFICATION NUMBER                        or
                           (EIN) ON THE APPROPRIATE LINE (SEE
                           INSTRUCTIONS FOR A MORE DETAILED                      EIN
                           DESCRIPTION OF WHAT NUMBER TO            __ __ - __ __ __ __ __ __ __
                           ENTER).
--------------------------------------------------------------------------------------------------------
Department of the Treasury Part 2--TIN/EIN applied for:  [_]  Part 3-- Check the box if you are
Internal Revenue Service                                      NOT subject to backup withholding
                                                              because (i) you are exempt rom backup
                                                              withholding or (ii) you have not been
                                                              notified that you are subject to backup
                                                              withholding as a result of failure to
                                                              report all interest or dividends or (iii)
                                                              the Internal Revenue Service has
                                                              notified you that you are no longer
                                                              subject to backup withholding.  [_]
--------------------------------------------------------------------------------------------------------
                           CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT (I) I
                           AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN) AND (II) THE
                           INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND
                           COMPLETE.
                           SIGNATURE ______________________________  Date ______________ , 2002
--------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. DO NOT COMPLETE THIS FORM IF YOU ARE A NON-U.S. HOLDER OF THE NOTES; COMPLETE SUBSTITUTE FORM W-8 BELOW INSTEAD.

                      PAYER'S NAME: SPRINT CAPITAL CORPORATION

------------------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE               Name of Beneficial Owner _________________________________________________________________________________
Form W-8
                         Country of incorporation of organization (if applicable) _________________________________________________
Department of the
Treasury                 Type of beneficial owner (check one):
Internal Revenue Service
                          [_] Grantor trust           [_] Central bank of issue [_] Individual
                          [_] Partnership             [_] Estate                [_] Complex Trust
                          [_] Corporation             [_] Private Foundation    [_] Disregarded Entity
                          [_] Government              [_] Simple Trust
                          [_] Tax-Exempt Organization [_] International organization

                         Permanent address (see Guidelines below) ____________________________

                         City _______________________________________ State/Province ________________ Country ______________________

                         Mailing address (if different from permanent address) _____________________________________________________

                         City _______________________________________ State/Province ________________ Country ______________________

                         U.S. Taxpayer Identification Number (if any) ______________________________________________________________

                         -----------------------------------------------------------------------------------------------------------
                         CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE
                         INFORMATION PROVIDED ON THIS FORM IS TRUE, COMPLETE AND CORRECT.
                         I FURTHER CERTIFY UNDER PENALTIES OF PERJURY THAT (I) I AM THE
                         BENEFICIAL OWNER (OR AM AUTHORIZED TO SIGN FOR THE BENEFICIAL
                         OWNER) OF ALL THE INCOME TO WHICH THIS FORM RELATES, (II) THE
                         BENEFICIAL OWNER IS NOT A U.S. PERSON, (III) THE INCOME TO WHICH THIS
                         FORM RELATES IS NOT EFFECTIVELY CONNECTED WITH THE CONDUCT OF A
                         TRADE OR BUSINESS IN THE UNITED STATES AND (IV) FOR BROKER
                         TRANSACTIONS OR BARTER EXCHANGES, THE BENEFICIAL OWNER IS AN
                         EXEMPT FOREIGN PERSON.

                         Signature: _____________________________________ Date: _____________________________________________ ,2002
------------------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE GUIDELINES BELOW FOR ADDITIONAL DETAILS. DO NOT COMPLETE THIS FORM IF YOU ARE A U.S. HOLDER OF THE NOTES; COMPLETE THE SUBSTITUTE FORM W-9 INSTEAD.

               GUIDELINES FOR CERTIFICATION OF FOREIGN STATUS ON
                              SUBSTITUTE FORM W-8

                                        List as your permanent
If you are:                             address:
-----------                             ----------------------
An individual                           Your permanent residence
A partnership or
  corporation                           Your principal office
An estate or trust                      The permanent residence
                                        or principal office of
                                        any fiduciary

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

   1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used if (a) certificates for Old Notes are to be physically delivered to the Exchange Agent herewith, (b) tenders are to be made according to the guaranteed delivery procedures or (c) tenders are to be made pursuant to the procedures for delivery by book-entry transfer, all as set forth in the Prospectus. For holders whose Old Notes are being delivered by book-entry transfer, delivery of an Agent's Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent's Message.

   To validly tender Old Notes pursuant to the Exchange Offer, either (a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Old Notes, or an Agent's Message, as the case may be, and any other documents required by this Letter of Transmittal, or (b) a holder of Old Notes must comply with the guaranteed delivery procedures set forth below.

   Holders of Old Notes who desire to tender them pursuant to the Exchange Offer and whose certificates representing the Old Notes are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to those procedures, (a) tender must be made by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution") and, in each instance, that is a recognized participant in the Securities Transfer Agent Medallion Program ("STAMP") or a recognized participant in the Securities Exchange Agents Medallion Program or the Stock Exchange Medallion Program (a "Medallion Signature Guarantor"), (b) the Exchange Agent must have received from the Eligible Institution, before 5:00 p.m., New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery, or overnight carrier), and (c) the certificates for all physically delivered Old Notes in proper form for transfer together with a properly completed and duly executed Letter of Transmittal or Agent's Message, as the case may be, and all other documents required by this Letter of Transmittal or the Prospectus, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

   The method of delivery of this Letter of Transmittal, the certificates for Old Notes and other required documents is at the election and risk of the tendering holder. Except as otherwise provided in this Letter of Transmittal and in the Prospectus, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend that the holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date.

   2. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name tendered Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of that registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Old Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal, or an Agent's Message by DTC, on his or her behalf through the execution and delivery to the registered holder of the Instructions of Registered Holder and/or DTC Participant from Beneficial Owner form accompanying this Letter of Transmittal.

   3. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of Box 1-A, 1-B and/or 1-C, as applicable, above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the holder is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes tendered and accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

   4. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the tendered Old Notes, the signature must correspond with the name(s) as written on the face of the tendered Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

   If any of the tendered Old Notes are registered in the name of two or more holders, all holders must sign this Letter of Transmittal. If any Old Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal or any Old Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

   When this Letter of Transmittal is signed by the registered holders of the Old Notes tendered hereby, no endorsements of the Old Notes or separate instruments of transfer are required unless New Notes, or Old Notes not tendered or exchanged, are to be issued to a person other than the registered holders, in which case signatures on the Old Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

   If this Letter of Transmittal is signed other than by the registered holders of the Old Notes tendered hereby, those Old Notes must be endorsed or accompanied by appropriate instruments of transfer and a duly completed proxy entitling the signer of this Letter of Transmittal to consent with respect to those Old Notes, on behalf of the registered holders, in any case signed exactly as the name or names of the registered holders appear on the Old Notes, and signatures on those Old Notes or instruments of transfer and proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

   Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless (a) the Old Notes tendered hereby are tendered by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner of the Old Notes) that has not completed Box 2 entitled "Special Issuance Instructions" or Box 3 entitled "Special Delivery Instructions" in this Letter of Transmittal, or (b) the Old Notes are tendered for the account of an Eligible Institution. If the Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, if Old Notes not accepted for exchange or not tendered are to be registered in the name of or returned to a person other than the registered holder, or if New Notes are to be issued to someone or delivered to someone other than the registered holder of the Old Notes, then the signatures on this Letter of Transmittal accompanying the tendered Old Notes must be guaranteed by a Medallion Signature Guarantor as described above.

   The Letter of Transmittal and Old Notes should be sent only to the Exchange Agent, and not to the Company or DTC.

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

   5. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the appropriate box (Box 2 or 3), the name and address to which the New Notes and/or substitute certificates evidencing Old Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as the Holder may designate on this Letter of Transmittal. If no instructions are given, the Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

   6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of tendered Old Notes pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if Old Notes tendered hereby are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of tendered Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of those taxes or exemption from those taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the tendered Old Notes listed in this Letter of Transmittal.

   7. Backup Withholding. Federal income tax law requires that a U.S. holder of any tendered Old Notes which are accepted for exchange must provide the Company (as payer) with its correct taxpayer identification number ("TIN") or Employer Identification Number ("EIN"), which, in the case of an individual holder, is his or her social security number. If the Company is not provided with the correct TIN or EIN, as the case may be, the U.S. holder may be subject to backup withholding of 30% in 2002 and a $50 penalty imposed by the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained. Certain U.S. holders (including most individuals and corporations) will not be subject to backup withholding provided they complete and return the Substitute Form W-9 provided in this Letter of Transmittal.

   To prevent backup withholding, each U.S. holder of tendered Old Notes must provide that holder's correct TIN or EIN by completing the Substitute Form W-9 set forth in this Letter of Transmittal, certifying that the holder is a U.S. person, that the TIN or EIN provided is correct (or that the holder has applied for a TIN/EIN) and that (i) the holder is exempt from backup withholding or
(ii) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding. If the tendered Old Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN or EIN to report. A U.S. holder of tendered Old Notes should not complete the Substitute Form W-8 set forth in this Letter of Transmittal.

   Federal income tax law requires that a non-U.S. holder of any tendered Old Notes which are accepted for exchange must provide the Company (as payer) with a statement that such non-U.S. holder is exempt from backup withholding. If the Company is not provided with this statement, which may be filed on the Substitute Form W-8 provided in this Letter of Transmittal, the non-U.S. holder may be subject to backup withholding of 30% in 2002. If withholding results in an overpayment of taxes, the non-U.S. holder may file a U.S. federal income tax return to obtain a refund of these taxes. Certain non-U.S. holders will not be subject to backup withholding provided they complete and return the Substitute Form W-8 provided in this Letter of Transmittal. A non-U.S. holder of tendered Old Notes should not complete the Substitute Form W-9 set forth in this Letter
                 ---
of Transmittal.

   To prevent backup withholding, each non-U.S. holder of tendered Old Notes that is exempt from backup withholding must certify (i) that such non-U.S. holder is a nonresident alien individual or foreign corporation, partnership, trust, or estate, (ii) that such non-U.S. holder is not engaged in the conduct of a U.S. trade or business that will have effectively connected income from participating in the Exchange Offer and (iii) for broker transactions or barter exchanges, that such non-U.S. holder is an exempt foreign person. Consult the "Guidelines for Certification of Foreign Status on Substitute Form W-8" for more information as to the address to show on Substitute Form W-8.


   The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

   8. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company. This determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of Old Notes not in proper form or the acceptance of which for exchange may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or any defect or irregularity in the tender of Old Notes. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company determines. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of defects or irregularities to holders of Old Notes or incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until the defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived, or if Old Notes are submitted in principal amount greater than the principal amount of Old Notes being tendered, the unaccepted or non-exchanged Old Notes or substitute Old Notes evidencing the unaccepted or non-exchanged portion of the Old Notes, as appropriate, will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

   9. Waiver of Conditions. The Company reserves the absolute right to waive any of the conditions of the Exchange Offer in the case of any tendered Old Notes.

   10. No Conditional Tenders. No alternative, conditional, irregular, or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

   11. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated in this Letter of Transmittal for further instructions.

   12. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number indicated in this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

   13. Acceptance of Tendered Old Notes and Issuance of New Notes; Return of Old Notes. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes for the Old Notes as soon as practicable thereafter. For purposes of the Exchange Offer, the Company will be deemed to have accepted tendered Old Notes when, as and if the Company has given written or oral notice (immediately followed in writing) of acceptance to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, those unexchanged Old Notes will be returned, without expense, to the tendering holder at the address shown in Box 1-A, 1-B and/or 1-C, as applicable, or at a different address as may be indicated in this Letter of Transmittal under "Special Delivery Instructions" (Box 3).

   14. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders of Old Notes."

                                      15